Semi Annual

                                    [GRAPHIC]

                                     Report


                                  June 30, 1997

Templeton American Trust Inc.

[FRANKLIN TEMPLETON LOGO]

                          [FRANKLIN TEMPLETON "50" GRAPHIC]


                              CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.



[PHOTO OF PETER A. NORI APPEARS HERE]


/s/PETER A. NORI

PETER A. NORI
Portfolio Manager
Templeton American Trust, Inc.

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton American Trust seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or developing.


Dear Shareholder,

We are pleased to bring you this semi-annual report for the Templeton American Trust, which covers the six months ended June 30, 1997. During this period, investors continued to pour money into the U.S. equity market, despite Alan Greenspan's December 1996 warning about "irrational exuberance." Although a 0.25% increase in the federal funds rate enacted in March by the Federal Reserve temporarily sent stocks skidding, other interest rates remained relatively stable, inflation was low, corporate profits rose, and the market continued to set record-breaking highs. Within this environment, the Templeton American Trust Class II shares produced a six-month total return of 13.75%, as discussed in the Performance Summary on page 7. The S&P 500(R) posted a return of 20.61% for the same period.(1)


1. The Standard & Poor's(R) 500 Stock Index is an unmanaged index of 500 large-capitalization U.S. stocks. The index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and the index is not representative of the Fund's portfolio. Total return includes reinvested dividends.


CONTENTS

Shareholder Letter ................  1

Performance Summaries
 Class I ..........................  5
 Class II .........................  7

Financial Highlights .............. 10

Statement of Investments .......... 12

Financial Statements .............. 15

Notes to Financial
Statements ........................ 18



                              [FUND CATEGORY GRAPH]

                            GEOGRAPHIC DISTRIBUTION
                           Based on Total Net Assets
                                    6/30/97

                                  [PIE GRAPH]



The Fund's performance was affected by its lack of exposure to many of the big-cap growth companies with high price-to-earnings ratios that dominate the S&P 500. However, the sharp market correction between mid-March and mid-April provided us with excellent buying opportunities. We reduced our cash position and purchased stocks in software developer Intuit, networking company 3Com Corp., and computer-maker Digital Equipment. We also bought shares of Birmingham Steel Corporation, supply transporter Landstar System Inc., and Exide Corp., a manufacturer of industrial components.

On the sell side, we liquidated our positions in foreign stocks that had appreciated beyond what we considered fair value. These included the Australian bank ANZ Group, Swedish pharmaceutical manufacturer Astra AB, and French telecommunications equipment provider Alcatel Alsthom.

Fund holdings that performed well in the first half of the year included beneficiaries of low interest rates and strong capital markets, such as Aetna Inc. and Morgan Stanley Dean Witter Discover; companies with improved earnings outlooks, such as telecommunications equipment provider DSC Communications Corp.; and shipper APL Limited, which was the object of a takeover by Neptune Orient Lines Ltd.

Although the Fund focuses on U.S. companies, we exercised our option to invest in foreign securities. At the end of the reporting period, overseas investments comprised 10.5% of total net assets. As you know, investing in foreign securities involves special risks related to market and currency volatility, economic, political, social and other factors in the countries where the Fund is invested. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. These special risks and other considerations are discussed in the Fund's prospectus.

Looking forward, we are optimistic about the long-term outlook for the U.S. stock market, although short-term valuations are of some concern. We will continue to look for out-of-favor securities trading at depressed levels relative to long-term "normalized earnings." To us, normalized earnings represent what a company could earn in the middle of a typical economic cycle, and their calculation requires us to forecast earnings and cash flow for the next five years. We believe that, over the long term, such an approach should produce attractive returns. Of course, our philosophy could lead to periods of underperformance, particularly in a momentum-oriented market.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions may change as new circumstances arise. All figures shown are as of June 30, 1997, and the level of the Fund's holdings can be expected to change with market developments and management of the portfolio.


TOP 10 HOLDINGS
6/30/97

COMPANY,                          % OF TOTAL
INDUSTRY                          NET ASSETS
--------                          ----------
American International
Group Inc.
Insurance                            2.8%

American Stores Co.
Merchandising                        2.3%

Landstar System Inc.
Transportation                       2.3%

Windmere-Durable
Holdings Inc.
Health & Personal Care               2.2%

Goodyear Tire &
Rubber Co.
Industrial Components                2.2%

Intel Corp.
Electronic Components
& Instruments                        2.2%

Georgia-Pacific Corp.
Forest Products & Paper              2.1%

DSC Communications Corp.
Electrical & Electronics             2.0%

Intuit Inc.
Data Processing
& Reproduction                       1.9%

Gymboree Inc.
Merchandising                        1.9%

For a complete list of portfolio holdings, see page 12 of this report.

TOP 10 INDUSTRIES
6/30/97

                                 % OF TOTAL
INDUSTRY                         NET ASSETS
--------                         ----------
Data Processing &
Reproduction                        10.6%

Insurance                            8.1%

Merchandising                        7.3%

Industrial Components                6.6%

Health & Personal Care               5.2%

Transportation                       5.1%

Forest Products & Paper              4.7%

Metals & Mining                      4.6%

Electrical & Electronics             4.4%

Energy Sources                       4.2%


Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Peter A. Nori


Peter A. Nori
Portfolio Manager
Templeton American Trust, Inc.

PERFORMANCE SUMMARY


CLASS I

The Templeton American Trust Class I shares produced a cumulative total return of 14.14% for the six-month period ended June 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart below, the Fund's Class I shares delivered a cumulative total return of more than 50% since inception on May 1, 1995.

The price of the Fund's shares increased $1.93, from $16.02 on December 31, 1996, to $17.95 on June 30, 1997. During this time, shareholders received distributions of 31.0 cents ($0.31) per share in long-term capital gains. Of course, distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.

CLASS I
Periods ended 6/30/97

                                                                  SINCE
                                                                INCEPTION
                                                 1-YEAR          (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)                       25.81%           50.26%
Average Annual Total Return(2)                   18.60%           17.42%
Value of a $10,000 Investment(3)               $11,860          $14,158

                                               6/30/96          6/30/97
--------------------------------------------------------------------------
One-Year Total Return(4)                         13.81%           25.81%

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods, and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include the initial sales charge. All calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

             Past performance is not predictive of future results.

CLASS II

The Templeton American Trust Class II shares produced a cumulative total return of 13.75% for the six-month period ended June 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart below, the Fund's Class II shares delivered a cumulative total return of more than 129% since inception on February 27, 1991.

The price of the Fund's shares increased $1.87, from $16.04 on December 31, 1996, to $17.91 on June 30, 1997. During this time, shareholders received distributions of 31.0 cents ($0.31) per share in long-term capital gains. Of course, distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

CLASS II
Periods ended 6/30/97

                                                                                              SINCE
                                                                                            INCEPTION
                                                                1-YEAR         5-YEAR       (2/27/91)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       25.00%         97.00%        129.08%
Average Annual Total Return(2)                                   22.72%         14.29%         13.79%
Value of a $10,000 Investment(3)                                $12,272        $19,701        $22,681

                                   6/30/93        6/30/94       6/30/95        6/30/96        6/30/97
------------------------------------------------------------------------------------------------------
One-Year Total Return(4)            13.55%          7.25%        14.57%         13.02%         24.93%

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.00% initial sales charge and the 1.00% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods, and include all sales charges.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include sales charges.

Note: Prior to May 1, 1995, Class II shares were offered with no initial sales charge and a higher but declining contingent deferred sales charge. Thus, actual total returns for investors who paid this higher charge would have been different than noted above. Past expense waivers by the Fund's Manager increased the Fund's total returns to shareholders.

All calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

             Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.



The New Career of
Sir John Templeton


[PHOTO OF PROFESSOR ROBERT HERRMANN]


By Professor
Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights

                                                                  SIX MONTHS                            FOR THE PERIOD
                                                                     ENDED                               MAY 31, 1995+
                                                                 JUNE 30, 1997       YEAR ENDED             THROUGH
                                                                  (UNAUDITED)     DECEMBER 31, 1996    DECEMBER 31, 1995
                                                                 -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
Net asset value, beginning of period..........................      $16.02             $14.23               $13.37
                                                                    ----------------------------------------------
Income from investment operations:
 Net investment income........................................         .07                .20                  .11
 Net realized and unrealized gain.............................        2.17               2.60                 1.21
                                                                    ----------------------------------------------
Total from investment operations..............................        2.24               2.80                 1.32
                                                                    ----------------------------------------------
Distributions:
 Dividends from net investment income.........................       --                  (.26)                (.20)
 Distributions from net realized gains........................        (.31)              (.75)                (.26)
                                                                    ----------------------------------------------
Total distributions...........................................        (.31)             (1.01)                (.46)
                                                                    ----------------------------------------------
Change in net asset value.....................................        1.93               1.79                  .86
                                                                    ----------------------------------------------
Net asset value, end of period................................
                                                                    $17.95             $16.02               $14.23
                                                                    ==============================================
TOTAL RETURN*.................................................       14.14%             19.90%                9.94%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)...............................   $3,208             $2,053                 $881
Ratio of expenses to average net assets.......................        1.61%**            1.57%                1.81%**
Ratio of net investment income to average net assets..........         .73%**            1.53%                1.31%**
Portfolio turnover rate.......................................       20.86%             15.93%                4.44%
Average commission rate paid (per share)......................        $.0513             $.0410

 *Total return does not reflect sales commissions or the contingent deferred sales charge. Not annualized for periods of less than one year.
**Annualized.
 +Commencement of sales.

TEMPLETON AMERICAN TRUST, INC.
Financial Highlights

                                              SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31
                                               JUNE 30, 1997      ---------------------------------------------------------
                                                (UNAUDITED)         1996        1995        1994        1993        1992
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(FOR A SHARE OUTSTANDING THROUGHOUT THE
PERIOD)
Net asset value, beginning of period.......        $16.04          $14.25      $12.49      $13.39      $11.77      $11.20
                                                   ------------------------------------------------------------------------
Income from investment operations:
 Net investment income.....................           .01             .14         .14         .04         .04         .10
 Net realized and unrealized gain..........          2.17            2.54        2.04         .17        1.82         .83
                                                   ------------------------------------------------------------------------
Total from investment operations...........          2.18            2.68        2.18         .21        1.86         .93
                                                   ------------------------------------------------------------------------
Distributions:
 Dividends from net investment income......         --               (.14)       (.14)       (.05)       (.03)       (.11)
 Distributions from net realized gains.....          (.31)           (.75)       (.28)      (1.06)       (.21)       (.09)
 Distributions in excess of realized
   gains...................................         --              --          --          --          --           (.16)
                                                   ------------------------------------------------------------------------
Total distributions........................          (.31)           (.89)       (.42)      (1.11)       (.24)       (.36)
                                                   ------------------------------------------------------------------------
Change in net asset value..................          1.87            1.79        1.76        (.90)       1.62         .57
                                                   ------------------------------------------------------------------------
Net asset value, end of period.............        $17.91          $16.04      $14.25      $12.49      $13.39      $11.77
                                                   ========================================================================
TOTAL RETURN*..............................         13.75%          18.91%      17.55%       1.63%      15.82%       8.33%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)............       $48,839         $44,648     $44,183     $37,959     $34,418     $27,485
Ratio of expenses to average net assets....          2.27%**         2.26%       2.40%       2.47%       2.53%       3.17%
Ratio of expenses, net of reimbursement, to
  average net assets.......................          2.27%**         2.26%       2.40%       2.47%       2.53%       2.25%
Ratio of net investment income to average
  net assets...............................           .07%**          .85%        .95%        .34%        .31%       1.13%
Portfolio turnover rate....................         20.86%          15.93%       4.44%      31.92%      14.10%      27.91%
Average commission rate paid (per share)...          $.0513          $.0410     --          --          --          --

 *Total return does not reflect sales commissions. Not annualized for periods of less than one year.
**Annualized.

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED)

        INDUSTRY                              ISSUE                         COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
                        COMMON STOCKS  91.0%
AEROSPACE & MILITARY TECHNICAL SYSTEMS  1.4%
                        Boeing Co. .......................................    U.S.               14,000    $   742,875
                                                                                                           -----------
AUTOMOBILES  1.7%
                        Ford Motor Co. ...................................    U.S.               23,000        868,250
                                                                                                           -----------
BANKING  3.1%
                        Chase Manhattan Corp., new........................    U.S.                6,000        582,375
                        Credicorp, Ltd. ..................................    Per.               14,400        316,800
                        NationsBank Corp. ................................    U.S.               11,000        709,500
                                                                                                           -----------
                                                                                                             1,608,675
                                                                                                           -----------
BUILDING MATERIALS & COMPONENTS  1.3%
                        Pioneer International Ltd. .......................    Aus.              175,000        676,522
                                                                                                           -----------
BUSINESS & PUBLIC SERVICES  1.3%
                        Wheelabrator Technologies Inc. ...................    U.S.               44,000        679,250
                                                                                                           -----------
CHEMICALS  1.1%
                        Great Lakes Chemical Corp. .......................    U.S.               11,000        576,125
                                                                                                           -----------
DATA PROCESSING & REPRODUCTION  10.6%
                     *  3com Corp. .......................................    U.S.               21,000        945,000
                     *  Bay Networks Inc. ................................    U.S.               35,000        929,687
                     *  Digital Equipment Corp. ..........................    U.S.               24,200        857,587
                     *  Intuit Inc. ......................................    U.S.               44,200      1,013,838
                     *  NCR Corp. ........................................    U.S.               18,021        536,124
                     *  ODS Networks Inc. ................................    U.S.               32,000        380,000
                     *  Quantum Corp. ....................................    U.S.               42,000        855,750
                                                                                                           -----------
                                                                                                             5,517,986
                                                                                                           -----------
ELECTRICAL & ELECTRONICS  4.5%
                        Ametek Inc. ......................................    U.S.               27,000        634,500
                     *  DSC Communications Corp. .........................    U.S.               46,000      1,023,500
                        Motorola Inc. ....................................    U.S.                9,000        684,000
                                                                                                           -----------
                                                                                                             2,342,000
                                                                                                           -----------
ELECTRONIC COMPONENTS & INSTRUMENTS  2.2%
                        Intel Corp. ......................................    U.S.                8,000      1,134,500
                                                                                                           -----------
ENERGY EQUIPMENT & SERVICES  1.8%
                        Sun Co. Inc. .....................................    U.S.               30,000        930,000
                                                                                                           -----------
ENERGY SOURCES  4.2%
                        Norsk Hydro AS, ADR...............................    Nor.                8,800        476,850
                        Societe Elf Aquitaine SA..........................     Fr.                4,000        431,535
                        Total SA, B.......................................     Fr.                7,000        707,540
                        YPF Sociedad Anonima, ADR.........................    Arg.               18,000        553,500
                                                                                                           -----------
                                                                                                             2,169,425
                                                                                                           -----------

TEMPLETON AMERICAN TRUST, INC.
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

        INDUSTRY                              ISSUE                         COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
                        COMMON STOCKS (CONT.)
FINANCIAL SERVICES  3.1%
                        Federal National Mortgage Association ............    U.S.               16,000    $   698,000
                        Morgan Stanley Dean Witter Discover & Co. ........    U.S.               21,644        932,045
                                                                                                           -----------
                                                                                                             1,630,045
                                                                                                           -----------
FOOD & HOUSEHOLD PRODUCTS  1.3%
                        IBP Inc. .........................................    U.S.               30,000        697,500
                                                                                                           -----------
FOREST PRODUCTS & PAPER  4.7%
                        Boise Cascade Corp. ..............................    U.S.               20,300        716,844
                        Georgia-Pacific Corp. ............................    U.S.               13,000      1,109,875
                        James River Corp. ................................    U.S.               17,100        632,700
                                                                                                           -----------
                                                                                                             2,459,419
                                                                                                           -----------
HEALTH & PERSONAL CARE  5.2%
                        Aetna Inc. .......................................    U.S.                8,500        870,188
                        Pharmacia & Upjohn................................    U.S.               20,000        695,000
                        Windmere-Durable Holdings Inc. ...................    U.S.               70,000      1,146,250
                                                                                                           -----------
                                                                                                             2,711,438
                                                                                                           -----------
INDUSTRIAL COMPONENTS  6.6%
                        BW/IP Inc. .......................................    U.S.               30,000        609,375
                        Exide Corp. ......................................    U.S.               43,000        943,313
                        Goodyear Tire & Rubber Co. .......................    U.S.               18,000      1,139,625
                        Walbro Corp. .....................................    U.S.               37,800        765,450
                                                                                                           -----------
                                                                                                             3,457,763
                                                                                                           -----------
INSURANCE  8.1%
                        American General Corp. ...........................    U.S.               17,000        811,750
                        American International Group Inc. ................    U.S.                9,750      1,456,406
                        Presidential Life Corp. ..........................    U.S.               47,100        912,563
                        Progressive Corp. Ohio............................    U.S.                2,700        234,900
                        Travelers Inc. ...................................    U.S.               12,865        811,320
                                                                                                           -----------
                                                                                                             4,226,939
                                                                                                           -----------
MERCHANDISING  7.3%
                        American Stores Co. ..............................    U.S.               24,444      1,206,923
                        Dayton-Hudson Corp. ..............................    U.S.               18,000        957,375
                     *  Gymboree Inc. ....................................    U.S.               40,600        974,400
                        Limited Inc. .....................................    U.S.               25,010        506,453
                        Strawbridge & Clothier, A.........................    U.S.                8,487        137,914
                                                                                                           -----------
                                                                                                             3,783,065
                                                                                                           -----------
METALS & MINING  4.6%
                        Birmingham Steel Corp. ...........................    U.S.               56,800        880,400
                        Oregon Steel Mills Inc. ..........................    U.S.               36,600        729,713
                        Reynolds Metals Co. ..............................    U.S.               11,000        783,750
                                                                                                           -----------
                                                                                                             2,393,863
                                                                                                           -----------

TEMPLETON AMERICAN TRUST, INC.
INVESTMENT PORTFOLIO, JUNE 30, 1997 (UNAUDITED) (continued)

        INDUSTRY                              ISSUE                         COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
                        COMMON STOCKS (CONT.)
MULTI-INDUSTRY  1.7%
                        Hutchison Whampoa Ltd. ...........................    H.K.              100,000    $   864,817
                                                                                                           -----------
TELECOMMUNICATIONS  3.0%
                        AT&T Corp. .......................................    U.S.               21,150        741,572
                        U.S. West Communications Group....................    U.S.               21,200        798,975
                                                                                                           -----------
                                                                                                             1,540,547
                                                                                                           -----------
TEXTILES & APPAREL  2.3%
                     *  Fruit of the Loom Inc., A.........................    U.S.               23,000        713,000
                        Shaw Industries Inc. .............................    U.S.               45,000        478,125
                                                                                                           -----------
                                                                                                             1,191,125
                                                                                                           -----------
TRANSPORTATION  5.1%
                        A.S.A. Holdings Inc. .............................    U.S.                9,200        263,350
                        Caliber Systems Inc. .............................    U.S.               18,000        670,500
                     *  Fritz Companies...................................    U.S.               53,700        520,219
                     *  Landstar System Inc. .............................    U.S.               42,400      1,192,500
                                                                                                           -----------
                                                                                                             2,646,569
                                                                                                           -----------
UTILITIES ELECTRICAL & GAS  4.1%
                        Iberdrola SA......................................     Sp.               50,000        631,150
                        Midamerican Energy Holdings Co. ..................    U.S.               40,425        699,858
                        Pinnacle West Capital Corp. ......................    U.S.               27,500        826,719
                                                                                                           -----------
                                                                                                             2,157,727
                                                                                                           -----------
WHOLESALE & INTERNATIONAL TRADE  0.7%
                        Brierley Investments Ltd. ........................    N.Z.              370,000        361,905
                                                                                                           -----------
                        TOTAL COMMON STOCKS (COST $32,066,493)............                                  47,368,330
                                                                                                           ===========
                        BOND (COST $21,406)  0.1%
                        Brierley Investments Ltd., 9.00%, conv.,
                         6/30/98..........................................    N.Z.               46,250         42,090
                                                                                                           ===========
                                                                                           PRINCIPAL IN
                                                                                         LOCAL CURRENCY**
                                                                                         ---------------
                        SHORT TERM OBLIGATIONS (COST $5,013,516)  9.6%
                        U.S. Treasury Bill, 4.725% to 5.080% with
                         maturities to 9/25/97............................     U.S.           5,047,000      5,013,480
                                                                                                           -----------
                        TOTAL INVESTMENTS (COST $37,101,415)  100.7%......                                  52,423,900
                        OTHER ASSETS, LESS LIABILITIES  (0.7%)............                                   (377,263)
                                                                                                           -----------
                        TOTAL NET ASSETS  100.0%..........................                                 $52,046,637
                                                                                                           ===========

*Non-income producing.
**Currency of countries indicated.

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

Assets:
 Investments in securities, at value (identified cost $37,101,415)....................  $52,423,900
 Receivables:
  Investment securities sold..........................................................      359,735
  Capital shares sold.................................................................       52,728
  Dividends and interest..............................................................       62,440
                                                                                        -----------
     Total assets.....................................................................   52,898,803
                                                                                        -----------
Liabilities:
 Payables:
  Investment securities purchased.....................................................      631,945
  Capital shares redeemed.............................................................       19,137
 Accrued expenses.....................................................................      201,084
                                                                                        -----------
     Total liabilities................................................................      852,166
                                                                                        -----------
Net assets, at value..................................................................  $52,046,637
                                                                                        ===========
Net assets consist of:
 Undistributed net investment income..................................................  $    24,356
 Net unrealized appreciation..........................................................   15,322,486
 Accumulated net realized gain........................................................    4,132,846
 Net capital paid in on shares of capital stock.......................................   32,566,949
                                                                                        -----------
Net assets, at value..................................................................  $52,046,637
                                                                                        ===========
Class I
 Net asset value per share ($3,208,038 / 178,726 shares outstanding).......................  $17.95
                                                                                             ======
 Maximum offering price ($17.95 / 94.25%)..................................................  $19.05
                                                                                             ======
Class II
 Net asset value per share ($48,838,599 / 2,727,200 shares outstanding)....................  $17.91
                                                                                             ======
 Maximum offering price ($17.91 / 99.00%)..................................................  $18.09
                                                                                             ======

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment income:
 (net of $9,064 foreign taxes withheld)
 Dividends...................................................................  $  400,383
 Interest....................................................................     155,603
                                                                               ----------
     Total income............................................................               $  555,986
Expenses:
 Management fees (Note 3)....................................................     175,486
 Administrative fees (Note 3)................................................      36,606
 Distribution fees (Note 3)
      Class I................................................................       3,995
      Class II...............................................................     224,274
 Transfer agent fees (Note 3)................................................      31,500
 Custodian fees..............................................................       2,500
 Reports to shareholders.....................................................      23,000
 Audit fees..................................................................       5,800
 Legal fees (Note 3).........................................................       2,500
 Registration and filing fees................................................      25,069
 Trustees fees and expenses..................................................         500
 Other.......................................................................         400
                                                                               ----------
     Total expenses..........................................................                  531,630
                                                                                            ----------
     Net investment income...................................................                   24,356
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments................................................................   4,119,625
  Foreign currency transactions..............................................      (3,823)
                                                                               ----------
                                                                                4,115,802

 Net unrealized appreciation on investments..................................   2,099,533
                                                                               ----------
Net realized and unrealized gain.............................................                6,215,335
                                                                                            ----------
Net increase in net assets resulting from operations.........................               $6,239,691
                                                                                            ==========

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                  JUNE 30, 1997            YEAR ENDED
                                                                   (UNAUDITED)          DECEMBER 31, 1996
                                                                 ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................     $     24,356            $   388,090
  Net realized gain on investment and foreign currency
    transactions..............................................        4,115,802              2,956,343
  Net unrealized appreciation.................................        2,099,533              4,503,472
                                                                   --------------------------------------
    Net increase in net assets resulting from operations......        6,239,691              7,847,905
Distributions to shareholders:
 From net investment income
  Class I.....................................................               --                (31,751)
  Class II....................................................               --               (360,732)
 From net realized gain
  Class I.....................................................          (42,173)               (89,244)
  Class II....................................................         (852,962)            (1,967,862)

 Capital share transactions (Note 2)
  Class I.....................................................          858,853                997,883
  Class II....................................................         (858,244)            (4,758,459)
                                                                   --------------------------------------
    Net increase in net assets................................        5,345,165              1,637,740
Net assets:
 Beginning of period..........................................       46,701,472             45,063,732
                                                                   --------------------------------------
 End of period................................................     $ 52,046,637            $46,701,472
                                                                   ======================================

                       See Notes to Financial Statements.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton American Trust, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or underdeveloped. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses on security transactions and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1997, there were, 200 million shares authorized ($1.00 par value) of which 100 million have been designated as Class I shares and 100 million have been designated as Class II shares. Transactions in the Fund's shares were as follows:

                                                                                         CLASS I
                                                                 -------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                      JUNE 30, 1997                 DECEMBER 31, 1996
                                                                 -------------------------------------------------------
                                                                  SHARES       AMOUNT             SHARES       AMOUNT
                                                                 -------------------------------------------------------
Shares sold.....................................................   67,058    $ 1,130,007           96,004    $ 1,454,259
Shares issued on reinvestment of distributions..................    2,267         37,544            6,973        108,639
Shares redeemed.................................................  (18,740)      (308,698)         (36,706)      (565,015)
                                                                 -------------------------------------------------------
Net increase....................................................   50,585    $   858,853           66,271    $   997,883
                                                                 =======================================================

                                                                                        CLASS II
                                                                 -------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                      JUNE 30, 1997                 DECEMBER 31, 1996
                                                                 -------------------------------------------------------
                                                                  SHARES       AMOUNT             SHARES       AMOUNT
                                                                 -------------------------------------------------------
Shares sold.....................................................  137,546    $ 2,337,586          207,954    $ 3,182,096
Shares issued on reinvestment of distributions..................   45,607        755,295          130,716      2,042,358
Shares redeemed................................................. (238,952)    (3,951,125)        (657,146)    (9,982,913)
                                                                 -------------------------------------------------------
Net decrease....................................................  (55,799)   $  (858,244)        (318,476)   $(4,758,459)
                                                                 =======================================================

TEMPLETON AMERICAN TRUST, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD) and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the fund. The Fund pays an administrative fee to FTSI based on the Fund's aggregate average daily net assets as follows: 0.15% per annum of the first $200 million, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% in excess of $1.2 billion.

The Fund reimburses FTD up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30 1997, unreimbursed costs were $424.

FTD received net commissions from sales of fund shares, and received contingent deferred sales charges for the period of $921 and $1,175, respectively.

During the period ended June 30, 1997 legal fees of $2,500 were paid to a law firm in which an officer of the Fund is a partner.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1997 aggregated $13,789,159 and $8,825,360, respectively.

5. INCOME TAXES

At June 30, 1997, the net unrealized appreciation based on cost of investments for income tax purposes of $37,101,414 was as follows:

Unrealized appreciation........................................  $15,889,751
Unrealized depreciation........................................     (567,265)
                                                                 --------------
Net unrealized appreciation....................................  $15,322,486
                                                                 ==============

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                       Franklin Templeton High Income     Fund Allocator Series               FRANKLIN STATE-SPECIFIC
Franklin Global Health Care Fund     Currency Fund                     Franklin Templeton Conservative     FUNDS SEEKING
Franklin Templeton Japan Fund       Templeton Americas Government       Target Fund                        TAX-FREE INCOME
Templeton Developing                 Securities Fund                   Franklin Templeton Moderate         Alabama
 Markets Trust                                                          Target Fund                        Arizona*
Templeton Foreign Fund              GROWTH                             Franklin Templeton Growth           Arkansas**
Templeton Foreign Smaller           Franklin Blue Chip Fund             Target Fund                        California*
 Companies Fund                     Franklin California Growth Fund                                        Colorado
Templeton Global                    Franklin DynaTech Fund             INCOME                              Connecticut
 Infrastructure Fund                Franklin Equity Fund               Franklin Adjustable Rate            Florida*
Templeton Global                    Franklin Gold Fund                  Securities Fund                    Georgia
 Opportunities Trust                Franklin Growth Fund               Franklin Adjustable U.S.            Hawaii**
Templeton Global                    Franklin MidCap Growth Fund         Government Securities Fund         Indiana
 Real Estate Fund                   Franklin Small Cap                 Franklin's AGE High Income Fund     Kentucky
Templeton Global                     Growth Fund                       Franklin Investment Grade           Louisiana
 Smaller Companies Fund             Mutual Discovery Fund               Income Fund                        Maryland
Templeton Greater European Fund                                        Franklin Short-Intermediate         Massachusetts***
Templeton Growth Fund               GROWTH AND INCOME                   U.S. Government Securities Fund    Michigan*
Templeton Latin America Fund        Franklin Asset Allocation Fund     Franklin U.S. Government            Minnesota***
Templeton Pacific Growth Fund       Franklin Balance Sheet              Securities Fund                    Missouri
Templeton World Fund                 Investment Fund                   Franklin Money Fund                 New Jersey
                                    Franklin Convertible               Franklin Federal Money Fund         New York*
GLOBAL GROWTH AND INCOME             Securities Fund                                                       North Carolina
Franklin Global Utilities Fund      Franklin Equity Income Fund        For Corporations                    Ohio***
Franklin Templeton German           Franklin Income Fund               Franklin Corporate Qualified        Oregon
 Government Bond Fund               Franklin MicroCap Value Fund        Dividend Fund                      Pennsylvania
Franklin Templeton Global           Franklin Natural Resources Fund                                        Tennessee**
 Currency Fund                      Franklin Real Estate               FRANKLIN FUNDS SEEKING              Texas
Mutual European Fund                 Securities Fund                   TAX-FREE INCOME                     Virginia
Templeton Global Bond Fund          Franklin Rising Dividends Fund     Federal Intermediate-Term           Washington**
Templeton Growth and                Franklin Strategic Income Fund      Tax-Free Income Fund
 Income Fund                        Franklin Utilities Fund            Federal Tax-Free Income Fund        VARIABLE ANNUITIES
                                    Franklin Value Fund                High Yield Tax-Free Income Fund     Franklin Valuemark(R)
GLOBAL INCOME                       Mutual Beacon Fund                 Insured Tax-Free Income Fund        Franklin Templeton
Franklin Global Government          Mutual Qualified Fund              Puerto Rico Tax-Free                 Valuemark Income Plus
 Income Fund                        Mutual Shares Fund                  Income Fund                         (an immediate annuity)
Franklin Templeton Hard             Templeton American Trust, Inc.     Tax-Exempt Money Fund
 Currency Fund

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

02/97.1

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
700 Central Avenue
St. Petersburg, Florida 33701-3628

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton American Trust, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


100 S97 08/97
TL100 S97
                            Printed on recycled paper